Exhibit (17)

TCW

PROXY CARD

MEETING AGENDA on reverse side

***VOTER PROFILE*:**

Voter ID: XXXXXXXX Security ID: XXXXXXXXX

Shares to Vote: **confidential** Household ID: 000000000

***please call the phone number to the right for more information*

***VOTE REGISTERED TO*:**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com/

Vote by Phone:

Call **(888) 227-9349** for automated touch-tone service or the number below to speak with a representative.

(877) 283-0321 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

TCW ARTIFICIAL INTELLIGENCE EQUITY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2024

The undersigned hereby appoints Andrew Bowden and Peter Davidson, and each of them, as proxies, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") of TCW Artificial Intelligence Equity Fund, a series of TCW Funds, Inc. (the "Corporation"), to be held in person on March 22, 2024 at 9:00 a.m. PT at 515 South Flower Street, Los Angeles, California 90071, and at any adjournment or postponement thereof, and to vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting, with all powers the undersigned would possess if personally present at the Meeting, in the manner directed below with respect to the matters referred to in the accompanying combined Prospectus/Proxy Statement, receipt of which is hereby acknowledged, and, in each proxy's discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(877) 283-0321.** Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2024. The Notice of Special Meeting of Shareholders and combined Prospectus/Proxy Statement are available at: https://vote.proxyonline.com/TCW/docs/TCWProxy.pdf

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

PROXY CARD

TCW ARTIFICIAL INTELLIGENCE EQUITY FUND

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Corporation receives specific written notice to the contrary from any one of them.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

☐ CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND)

This proxy is solicited on behalf of the Board of Directors (the "Board") of the Corporation, on behalf of the Fund. The proxy will be voted as specified by the undersigned. **If no specification is made for a proposal, this proxy shall be voted FOR such proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in each proxy holder's discretion.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization (the "Plan") by and among TCW Funds, Inc., on behalf of TCW Artificial Intelligence Equity Fund (the "Target Fund"), TCW ETF Trust, on behalf of TCW Artificial Intelligence ETF (the "Acquiring Fund"), and TCW Investment Management Company LLC, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan.	O	O	O

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE THIS CARD BEFORE MAILING.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

TCW

MEETING AGENDA on reverse side

VOTER PROFILE:
Voter ID: XXXXXXXX   Security ID: XXXXXXXXX
Shares to Vote: **confidential**   Household ID: 000000000
***please call the phone number to the right for more information*

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com/

Vote by Phone:

Call **(888) 227-9349** for automated touch-tone service or the number below to speak with a representative.

(877) 283-0321 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

TCW NEW AMERICA PREMIER EQUITIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2024

The undersigned hereby appoints Andrew Bowden and Peter Davidson, and each of them, as proxies, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") of TCW New America Premier Equities Fund, a series of TCW Funds, Inc. (the "Corporation"), to be held in person on March 22, 2024 at 9:00 a.m. PT at 515 South Flower Street, Los Angeles, California 90071, and at any adjournment or postponement thereof, and to vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting, with all powers the undersigned would possess if personally present at the Meeting, in the manner directed below with respect to the matters referred to in the accompanying combined Prospectus/Proxy Statement, receipt of which is hereby acknowledged, and, in each proxy's discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(877) 283-0321.** Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2024. The Notice of Special Meeting of Shareholders and combined Prospectus/Proxy Statement are available at: https://vote.proxyonline.com/TCW/docs/TCWProxy.pdf

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

PROXY CARD

TCW NEW AMERICA PREMIER EQUITIES FUND

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Corporation receives specific written notice to the contrary from any one of them.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

☐ CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND)

This proxy is solicited on behalf of the Board of Directors (the "Board") of the Corporation, on behalf of the Fund. The proxy will be voted as specified by the undersigned. **If no specification is made for a proposal, this proxy shall be voted FOR such proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in each proxy holder's discretion.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE <u>FOR</u> THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization (the "Plan") by and among TCW Funds, Inc., on behalf of TCW New America Premier Equities Fund (the "Target Fund"), TCW ETF Trust, on behalf of TCW Compounders ETF (the "Acquiring Fund"), and TCW Investment Management Company LLC, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the *pro rata* distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan.	O	O	O

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE THIS CARD BEFORE MAILING.

THANK YOU FOR CASTING YOUR VOTE